SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549
                                 Form 8-K

                             CURRENT  REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                            SEPTEMBER 24, 2004
                             --------------
              Date of Report (Date of earliest event reported)


                          CIMBIX  CORPORATION
                    --------------------------------
           (Exact name of registrant as specified in its charter)


WASHINGTON                                   91-2060082
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(State of incorporation                   (I.R.S. Employer
or organization)                          Identification No.)

                      	SEC File No.  000-49955

SUITE 300, 7251 West Lake Mead
LAS VEGAS, NEVADA                          89128
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(Address of principal executive offices)  (Zip Code)

                            415-924-9164
                            ------------
          Registrant's telephone number, including area code


            #100, 1291 Galleria Drive, Henderson, Nevada 89014
                           --------------
     (Former name or former address, if changed since last report)

ITEM  5.     OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

As a result of the restructuring and reorganization plans and by approval of the Board of Directors of Cimbix Corporation, the Board has authorized a reverse split of two hundred shares to one share of the issued and outstanding shares of the common stock of this corporation. Prior to the reverse split there were approximately 42,967,100 shares issued and outstanding. This action was approved on September 23, 2004 and to be effective by October 8, 2004.


                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CIMBIX CORPORATION

DATE:   September 24, 2004
                                        By:  /s/ DONALD WALKER
                                            -----------------------
                                             DONALD WALKER
                                             President, Director